Exhibit 10.2

Lease Agreement

Party A: Xingtai Longhai Steel Wire Co. Ltd.
Party B: Xingtai Longhai Steel Group Co. Ltd.

In order to operate independently, Party A must to lease some portion of Party B’s land and property; therefore both parties, on a friendly, free and fair basis, agree below terms:

1.
Area of lease agreement: 226 meters north of South wall of Xingtai Longhai Steel Group Co. Ltd, 474 meter east of the office building, comprising a total area of 107,124 sqm; High speed wire production plant and it’s complimentary properties; 5 floors of group company’s office building.

2.	Lease term: unless due to uncontrollable causes or the companies major agreement, the agreement will be effective indefinitely.
3.
Lease fees and payment: the annual lease fee is RMB5,000,000, payable every six month.  The payment will be RMB2,500,000 per payment. The fees shall be paid before the 15th of each payment month, and the first payment should be made with 15 days of the agreement is effective.

4.	Both parties rights and obligations:
a)	Party A will have all the right to utilize the lease object, party B cannot intervene party A’s operation, party A will guarantee party B’s assets security and integrity.
b)	If, due to party A’s operational needs, Part A must to moderate or expand the facilities, Party A shall give at least one month’s advance notice to Party B.
c)	Party A shall be responsible for tax associated with the land’s usage.
d)	Party A should make all payments on time, if due to short of cash flow needs to extend the payment, Party A shall notify Party B 10 days in advance, the extension cannot exceed 2 months.
e)
Party B pledges to provide Party A utilities such as water, electricity and heat as needed. Party A’s operating need of water, electricity and hear will not incur other payments to Party B.  Party A will pay to the electricity provider directly based on its usage.

f)	Party B should provide free security and after support service to Party A to ensure party A’s asset’s security and quality operation.
g)	Party B shall issue an invoice to Party A one month from the day of the payment is received.
5.	Any other matters not expressly stated herein, both parties should base on and fair and free basis issue supplemental agreements.
6.	This agreement will be made in two copies, each party holds one copy.
7.	This agreement will be effective on the day both parties signed and stamped.

Party A (Purchaser): Xingtai Longhai Steel Wire Co. Ltd.

Party B (Seller): Xingtai Longhai Steel Group Co. Ltd.

October 1, 2008

Supplemental Agreement Related to the Lease Agreement

Party A: Xingtai Longhai Steel Wire Co. Ltd.
Party B: Xingtai Longhai Steel Group Co. Ltd.

In order to operate independently, Party A must to lease some portion of Party B’s land and property; therefore both parties, on a friendly, free and fair basis, agree below terms::

1.
Agreement object: 226 meter North of South wall of Xingtai Longhai Steel Group Co. Ltd, 474 meter East of the office building, total area of 107,124 meter square; High speed wire production plant and it’s compliment properties; 5 floors of group company’s office building.

2.
Lease fees and payment: the annual lease fee is 3,000,000 rmb, payable every six month, the payment should be 1,500,000 rmb each payment. The fees should be paid before the 15th of each payment month, and the first payment should be made with 15 days of the agreement is effective.

3.	This agreement is supplemental to the lease agreement, there is conflict provisions to the supplemental agreement shall prevail.

Party A (purchaser): Xingtai Longhai Steel Wire Co. Ltd.

Party B(Seller): Xingtai Longhai Steel Group Co. Ltd.

October 2, 2008

Supplemental Agreement Related to the Lease Agreement

Party A: Xingtai Longhai Steel Wire Co. Ltd.
Party B: Xingtai Longhai Steel Group Co. Ltd.

In order to operate independently, Party A must to lease some portion of Party B’s land and property; therefore both parties, on a friendly, free and fair basis, agree below terms:

1.
Lease fees and payment: the annual lease fee is 193,831.66 rmb (base on 1.3 times of the group land lease fee and 1.3 times of the office building depreciation), payable every six month, the payment should be 96,915.83 rmb each payment. The fees should be paid before the 15th of each payment month, and the first payment should be made with 15 days of the agreement is effective.

2.	This agreement is supplemental to the lease agreement, there is conflict provisions to the supplemental agreement shall prevail.

Party A (purchaser): Xingtai Longhai Steel Wire Co. Ltd.

Party B(Seller): Xingtai Longhai Steel Group Co. Ltd.

October 4, 2008